UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2024

TCW Strategic Income Fund, Inc.

(Exact name of registrant as specified in its charter)

Maryland	811-04980	93-0939398
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

515 South Flower Street Los Angeles, CA	90071
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (213) 244-0000

865 S. Figueroa, Suite 1800

Los Angeles, CA 90017

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	TSI	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 8.01. Other Events.

To all current and prospective shareholders of the TCW Strategic Income Fund, Inc. (the “Fund”):

Effective December 31, 2024, Stephen M. Kane will no longer serve as a portfolio manager for the Fund.

Therefore, effective July 29, 2024, the portfolio managers for the Fund will be as follows:

Name	Experience with the Fund	Primary Title with Investment Adviser
Stephen M. Kane, CFA (until December 31, 2024)	Since December 2009	Founding Partner and Generalist Portfolio Manager

Bryan T. Whalen, CFA	Since December 2009	Generalist Portfolio Manager

Jerry Cudzil	Since September 2023	Generalist Portfolio Manager

Ruben Hovhannisyan, CFA	Since September 2023	Generalist Portfolio Manager

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TCW Strategic Income Fund, Inc.

Date: July 26, 2024	By:	/s/ Peter Davidson
Name: Peter Davidson
Title: Vice President and Secretary